Exhibit 10.1

NINTH AMENDMENT TO EMPLOYMENT AGREEMENT

This Ninth Amendment to the Employment Agreement (this “Amendment”) dated as of December 6, 2011, is entered into by and between Adams Resources & Energy, Inc. (“ARE”) and Frank T. “Chip” Webster (“Webster”).

WHEREAS, Webster and ARE entered into that certain Employment Agreement effective May 12, 2004 (as amended on May 18, 2005, May 19, 2006, March 1, 2007, December 17, 2007, September 20, 2008, December 23, 208, December 8, 2009, and December 6, 2010, collectively, the “Employment Agreement”); and

WHEREAS, the Employment Agreement is now in full force and effect and ARE and Webster mutually desire to hereby modify and amend the Employment Agreement to the extent and in the manner hereinafter specified.

NOW, THEREFORE, in consideration of the premises and mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ARE and Webster do hereby mutually agree as follows:

Section 1.                      Amendment to Section 1.(a) of the Employment Agreement be and the same is hereby amended to hereafter be and read as follows:

1. (a)           ARE hereby employs Webster as its President and Chief Operating Officer and Webster hereby accepts such employment for the time period beginning May 14, 2004, and ending May 13, 2015, subject to earlier termination as hereinafter set forth (the "Term"). Anything herein contained to the contrary notwithstanding, ARE shall have the unilateral right to terminate Webster's employment at any time during the Term with or without cause.

Section 2.                      Amendment to Section 5.(a) of the Employment Agreement.  Section 5. (a) of the Employment Agreement be and the same hereby is amended to hereafter to be and read as follows:

5. (a)  Webster shall be paid the following salaries during the term, less applicable and lawful withholdings and deductions:

$350,000.00                                            May 14, 2004 – May 13, 2005
$367,000.00                                            May 14, 2005 – May 13, 2006
$385,000.00                                            May 14, 2006 – May 13, 2011
$244,711.00                                            May 14, 2011 – December 31, 2011
$145,184.98                                            January 1, 2012 – May 13, 2012
$396,550.00                                            May 14, 2012 – May 13, 2015

The salary shall be paid in equal periodic installments in accordance with ARE’s customary payroll procedures.  Webster acknowledges and agrees to the deduction from his salary of any amounts advanced or paid on his behalf of ARE.

Section 3.                      Amendment to Section 8.(d) of the Employment Agreement.  Section 8 (d) of the Employment Agreement be and the same is amended to hereafter be and read as follows:

8. (d)           In the event Webster’s employment is terminated without Cause (and absent death, disability or voluntary resignation), Webster shall be entitled to be paid the balance of his salary due hereunder in a lump sum amount within thirty (30) days from the termination date.

Section 4.                      Miscellaneous.

(a)           This Amendment may be amended or modified only by written instrument executed by ARE and Webster.

(b)           Except as expressly stated in this Amendment, the parties hereto hereby acknowledge and agree that the Employment Agreement shall remain in full force and effect in accordance with its terms without any amendment, modification or waiver thereto.

(c)           This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d)           This Amendment and the Employment Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter hereof.

IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the date first above written.

ADAMS RESOURCES & ENERGY, INC.

By____________________________________
K. S. Adams, Jr.
Chairman of the Board and
Chief Executive Officer

_________________________________
Frank T. "Chip" Webster
President and Chief Operating Officer